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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________


                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                       Securities & Exchange Act of 1934


Date of Report:                                       September 25, 1995
Date of Earliest Event Reported:                      July 25, 1995




                          FOSTER WHEELER CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




   New York                      1-286-2                      13-1855904
- --------------------- --------------------------------------------------------
(State or Other           (Commission File Number)         (IRS Employer
Jurisdiction of                                            Identification No.)
Incorporation





           Perryville Corporate Park, Clinton, New Jersey 08809-4000
           ---------------------------------------------------------
                    (Address of principal executive offices)



                                 (908) 730-4090
                        -------------------------------
                        (Registrant's telephone number)
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Item 5. Other Events.

        On July 25, 1995, Foster Wheeler Corporation (the "Company") and Mellon Bank, N.A., as Rights Agent, amended the Rights Agreement, dated as of September 22, 1987 (the "Rights Agreement"), between the Company and the Rights Agent pursuant to and on the terms set forth in Exhibit I attached hereto.


Item 7. Exhibits.

        4(i). Amendment to Rights Agreement, dated as of July 25, 1995.





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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FOSTER WHEELER CORPORATION


Date:  September 25, 1995               By: /S/ Jack E. Deones
                                            -------------------------
                                                Jack E. Deones
                                                Vice President & Secretary




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                                EXHIBIT INDEX



Exhibit                                               Sequentially Numbered
  No.                                                          Page
- -------                                               ---------------------

 4(i).    Amendment to Rights Agreement                       1 - 11
          dated as of July 25, 1995









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